Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - First Quarter 2020
May 11, 2020
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower 301 E Fourth Street
Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc.
Table of Contents - Investor Supplement - First Quarter 2020

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Highlights
Net earnings (loss)	$(301)	$211	$147	$210	$329	$897	$530
Core net operating earnings	171	203	205	192	184	784	761
Total assets	67,643	70,130	69,067	67,697	66,132	70,130	63,456
Adjusted shareholders’ equity (a)	4,987	5,390	5,376	5,260	5,201	5,390	4,898
Property and Casualty net written premiums	1,165	1,313	1,618	1,264	1,147	5,342	5,023
Annuity statutory premiums	1,210	1,139	1,077	1,349	1,395	4,960	5,407

Per share data
Diluted earnings (loss) per share	$(3.34)	$2.31	$1.62	$2.31	$3.63	$9.85	$5.85
Core net operating earnings per share	1.88	2.22	2.25	2.12	2.02	8.62	8.40
Adjusted book value per share (a)	55.52	59.70	59.65	58.49	58.02	59.70	54.86
Cash dividends per common share	0.4500	2.2500	0.4000	1.9000	0.4000	4.9500	4.4500

Financial ratios
Annualized return on equity (b)	(23.1%)	15.6%	11.0%	16.0%	25.9%	17.1%	10.9%
Annualized core operating return on equity (b)	13.2%	15.0%	15.3%	14.7%	14.5%	14.9%	15.6%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	58.5%	63.2%	63.1%	60.2%	58.9%	61.5%	61.3%
Underwriting expense ratio	33.7%	30.3%	30.9%	34.8%	33.6%	32.2%	32.1%

Combined ratio - Specialty	92.2%	93.5%	94.0%	95.0%	92.5%	93.7%	93.4%

Net interest spread on fixed annuities - before investments marked to market	1.59%	1.71%	1.65%	1.72%	1.69%	1.69%	1.76%
Investments marked to market	(0.06%)	0.23%	0.28%	0.33%	0.31%	0.29%	0.33%

Net interest spread on fixed annuities - including marked to market	1.53%	1.94%	1.93%	2.05%	2.00%	1.98%	2.09%

Net spread earned on fixed annuities:
Core operating - before investments marked to market	0.81%	0.87%	0.80%	0.80%	0.80%	0.82%	0.90%
Investments marked to market, net of DAC	(0.12%)	0.20%	0.26%	0.31%	0.28%	0.26%	0.30%

Core operating	0.69%	1.07%	1.06%	1.11%	1.08%	1.08%	1.20%

Non-core:
Previously reported in core operating	n/a	n/a	n/a	n/a	(0.12%)	(0.03%)	(0.13%)
Currently reported in non-core	(0.38%)	0.24%	(0.28%)	(0.35%)	n/a	(0.09%)	n/a

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Property and Casualty Insurance
Underwriting profit	$88	$88	$72	$59	$87	$306	$320
Net investment income	99	120	124	124	104	472	438
Other expense	(6)	(9)	(2)	(8)	(6)	(25)	(18)

Property and Casualty Insurance operating earnings	181	199	194	175	185	753	740

Annuity operating earnings	67	104	100	104	90	398	361
Interest expense of parent holding companies	(17)	(18)	(17)	(17)	(16)	(68)	(62)
Other expense	(20)	(32)	(22)	(25)	(27)	(106)	(94)

	211	253	255	237	232	977	945
Income tax expense	40	50	50	45	48	193	184

Core net operating earnings	171	203	205	192	184	784	761

Non-core items, net of tax:
Realized gains (losses) on securities	(435)	51	(14)	45	145	227	(210)
Annuity non-core earnings (losses)	(30)	19	(21)	(27)	—	(29)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(14)	—	—	(14)	(14)
Former Railroad and Manufacturing operations	—	—	(9)	—	—	(9)	(7)
Neon exited lines	(7)	(58)	—	—	—	(58)	—
Other non-core items	—	(4)	—	—	—	(4)	—

Net earnings	$(301)	$211	$147	$210	$329	$897	$530

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Core net operating earnings	$171	$203	$205	$192	$184	$784	$761

Net earnings	$(301)	$211	$147	$210	$329	$897	$530

Average number of diluted shares - core	91.138	91.274	91.137	90.981	90.695	91.024	90.626
Average number of diluted shares - net	90.295	91.274	91.137	90.981	90.695	91.024	90.626

Diluted earnings per share:
Core net operating earnings per share	$1.88	$2.22	$2.25	$2.12	$2.02	$8.62	$8.40

Realized gains (losses) on securities	(4.81)	0.56	(0.15)	0.48	1.61	2.47	(2.31)
Annuity non-core earnings (losses)	(0.34)	0.21	(0.23)	(0.29)	—	(0.31)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.15)	—	—	(0.15)	(0.16)
Former Railroad and Manufacturing operations	—	—	(0.10)	—	—	(0.10)	(0.08)
Neon exited lines	(0.07)	(0.64)	—	—	—	(0.64)	—
Other non-core items	—	(0.04)	—	—	—	(0.04)	—

Diluted earnings (loss) per share	$(3.34)	$2.31	$1.62	$2.31	$3.63	$9.85	$5.85

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Property and Transportation	$27	$(2)	$38	$4	$39	$79	$120
Specialty Casualty	52	69	23	47	36	175	141
Specialty Financial	17	32	26	21	13	92	66
Other Specialty	(7)	(10)	1	(12)	—	(21)	(5)

Underwriting profit - Specialty	89	89	88	60	88	325	322
Other core charges, included in loss and LAE	(1)	(1)	(16)	(1)	(1)	(19)	(2)

Underwriting profit - Core	88	88	72	59	87	306	320
Special A&E charges, included in loss and LAE	—	—	(18)	—	—	(18)	(18)
Neon exited lines	(1)	(76)	—	—	—	(76)	—

Underwriting profit (loss) - Property and Casualty Insurance	$87	$12	$54	$59	$87	$212	$302

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$—	$1	$2
Catastrophe loss	9	14	22	12	12	60	103

Total current accident year catastrophe losses	$9	$15	$22	$12	$12	$61	$105

Prior year loss reserve development (favorable) / adverse	$(42)	$(45)	$(12)	$(41)	$(45)	$(143)	$(192)

Combined ratio:
Property and Transportation	92.9%	100.4%	93.5%	99.1%	89.0%	95.7%	93.1%
Specialty Casualty	90.7%	89.7%	96.5%	92.5%	94.2%	93.3%	94.2%
Specialty Financial	89.1%	79.6%	83.7%	85.6%	91.4%	85.0%	88.9%
Other Specialty	117.7%	122.5%	98.5%	135.1%	98.9%	113.3%	103.7%
Combined ratio - Specialty	92.2%	93.5%	94.0%	95.0%	92.5%	93.7%	93.4%
Other core charges	0.1%	0.1%	1.1%	0.1%	0.1%	0.4%	0.0%
Neon exited lines charge	0.5%	5.5%	0.0%	0.0%	0.0%	1.4%	0.0%
Special A&E charges	0.0%	0.0%	1.2%	0.0%	0.0%	0.3%	0.4%

Combined ratio	92.8%	99.1%	96.3%	95.1%	92.6%	95.8%	93.8%

Specialty combined ratio excl. catastrophe and prior year development	95.6%	96.3%	95.5%	97.5%	95.4%	96.2%	95.7%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.2%	66.0%	64.6%	62.7%	61.8%	64.0%	63.6%
Prior accident year loss reserve development	(3.5%)	(0.4%)	(0.8%)	(3.3%)	(3.9%)	(2.2%)	(4.0%)
Current accident year catastrophe loss	0.8%	1.0%	1.6%	0.9%	1.1%	1.2%	2.1%

Loss and LAE ratio	58.5%	66.6%	65.4%	60.3%	59.0%	63.0%	61.7%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Gross written premiums	$1,526	$1,749	$2,351	$1,664	$1,535	$7,299	$6,840
Ceded reinsurance premiums	(361)	(436)	(733)	(400)	(388)	(1,957)	(1,817)

Net written premiums	1,165	1,313	1,618	1,264	1,147	5,342	5,023
Change in unearned premiums	(27)	57	(176)	(64)	26	(157)	(158)

Net earned premiums	1,138	1,370	1,442	1,200	1,173	5,185	4,865
Loss and LAE	666	865	910	722	691	3,188	2,983
Underwriting expense	383	416	444	418	394	1,672	1,560

Underwriting profit	$89	$89	$88	$60	$88	$325	$322

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$—	$1	$2
Catastrophe loss	9	14	22	12	12	60	103

Total current accident year catastrophe losses	$9	$15	$22	$12	$12	$61	$105

Prior year loss reserve development (favorable) / adverse	$(48)	$(53)	$(46)	$(42)	$(46)	$(187)	$(212)

Combined ratio:
Loss and LAE ratio	58.5%	63.2%	63.1%	60.2%	58.9%	61.5%	61.3%
Underwriting expense ratio	33.7%	30.3%	30.9%	34.8%	33.6%	32.2%	32.1%

Combined ratio	92.2%	93.5%	94.0%	95.0%	92.5%	93.7%	93.4%

Combined ratio excl. catastrophe and prior year development	95.6%	96.3%	95.5%	97.5%	95.4%	96.2%	95.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.9%	66.0%	64.6%	62.7%	61.8%	64.0%	63.6%
Prior accident year loss reserve development	(4.2%)	(3.8%)	(3.1%)	(3.4%)	(4.0%)	(3.7%)	(4.4%)
Current accident year catastrophe loss	0.8%	1.0%	1.6%	0.9%	1.1%	1.2%	2.1%

Loss and LAE ratio	58.5%	63.2%	63.1%	60.2%	58.9%	61.5%	61.3%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Gross written premiums	$494	$628	$1,113	$579	$439	$2,759	$2,645
Ceded reinsurance premiums	(108)	(179)	(452)	(157)	(95)	(883)	(891)

Net written premiums	386	449	661	422	344	1,876	1,754
Change in unearned premiums	—	56	(78)	(43)	17	(48)	(25)

Net earned premiums	386	505	583	379	361	1,828	1,729

Loss and LAE	237	392	421	259	225	1,297	1,192
Underwriting expense	122	115	124	116	97	452	417

Underwriting profit	$27	$(2)	$38	$4	$39	$79	$120

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	8	7	8	8	9	32	26

Total current accident year catastrophe losses	$8	$7	$8	$8	$9	$32	$26

Prior year loss reserve development (favorable) / adverse	$(24)	$(18)	$(17)	$(6)	$(26)	$(67)	$(50)

Combined ratio:
Loss and LAE ratio	61.4%	77.8%	72.1%	68.4%	62.2%	71.0%	69.0%
Underwriting expense ratio	31.5%	22.6%	21.4%	30.7%	26.8%	24.7%	24.1%

Combined ratio	92.9%	100.4%	93.5%	99.1%	89.0%	95.7%	93.1%

Combined ratio excl. catastrophe and prior year development	96.9%	102.5%	94.9%	98.7%	93.6%	97.5%	94.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.4%	79.9%	73.5%	68.0%	66.8%	72.8%	70.3%
Prior accident year loss reserve development	(6.2%)	(3.5%)	(2.8%)	(1.6%)	(7.2%)	(3.6%)	(2.8%)
Current accident year catastrophe loss	2.2%	1.4%	1.4%	2.0%	2.6%	1.8%	1.5%

Loss and LAE ratio	61.4%	77.8%	72.1%	68.4%	62.2%	71.0%	69.0%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Gross written premiums	$849	$929	$1,031	$896	$912	$3,768	$3,445
Ceded reinsurance premiums	(263)	(260)	(287)	(234)	(286)	(1,067)	(936)

Net written premiums	586	669	744	662	626	2,701	2,509
Change in unearned premiums	(30)	7	(86)	(28)	3	(104)	(106)

Net earned premiums	556	676	658	634	629	2,597	2,403

Loss and LAE	340	402	416	380	388	1,586	1,476
Underwriting expense	164	205	219	207	205	836	786

Underwriting profit	$52	$69	$23	$47	$36	$175	$141

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$—	$1	$1
Catastrophe loss	—	5	10	1	1	17	45

Total current accident year catastrophe losses	$—	$6	$10	$1	$1	$18	$46

Prior year loss reserve development (favorable) / adverse	$(24)	$(25)	$(19)	$(31)	$(13)	$(88)	$(139)

Combined ratio:
Loss and LAE ratio	61.1%	59.4%	63.1%	60.0%	61.6%	61.1%	61.5%
Underwriting expense ratio	29.6%	30.3%	33.4%	32.5%	32.6%	32.2%	32.7%

Combined ratio	90.7%	89.7%	96.5%	92.5%	94.2%	93.3%	94.2%

Combined ratio excl. catastrophe and prior year development	95.0%	92.7%	97.8%	97.1%	96.3%	96.0%	98.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.4%	62.4%	64.4%	64.6%	63.7%	63.8%	65.4%
Prior accident year loss reserve development	(4.3%)	(3.8%)	(2.9%)	(4.7%)	(2.2%)	(3.4%)	(5.8%)
Current accident year catastrophe loss	0.0%	0.8%	1.6%	0.1%	0.1%	0.7%	1.9%

Loss and LAE ratio	61.1%	59.4%	63.1%	60.0%	61.6%	61.1%	61.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Gross written premiums	$183	$192	$207	$189	$184	$772	$750
Ceded reinsurance premiums	(34)	(36)	(40)	(40)	(39)	(155)	(148)

Net written premiums	149	156	167	149	145	617	602
Change in unearned premiums	7	(4)	(6)	2	1	(7)	(4)

Net earned premiums	156	152	161	151	146	610	598

Loss and LAE	59	40	47	49	56	192	225
Underwriting expense	80	80	88	81	77	326	307

Underwriting profit	$17	$32	$26	$21	$13	$92	$66

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe loss	1	2	3	3	2	10	28

Total current accident year catastrophe losses	$1	$2	$3	$3	$2	$10	$29

Prior year loss reserve development (favorable) / adverse	$(2)	$(14)	$(9)	$(9)	$(6)	$(38)	$(26)

Combined ratio:
Loss and LAE ratio	38.0%	26.1%	29.7%	32.3%	38.2%	31.5%	37.6%
Underwriting expense ratio	51.1%	53.5%	54.0%	53.3%	53.2%	53.5%	51.3%

Combined ratio	89.1%	79.6%	83.7%	85.6%	91.4%	85.0%	88.9%

Combined ratio excl. catastrophe and prior year development	89.7%	87.7%	87.2%	89.7%	94.3%	89.7%	88.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	38.6%	34.2%	33.2%	36.4%	41.1%	36.2%	37.3%
Prior accident year loss reserve development	(1.2%)	(9.2%)	(5.5%)	(5.9%)	(4.3%)	(6.3%)	(4.4%)
Current accident year catastrophe loss	0.6%	1.1%	2.0%	1.8%	1.4%	1.6%	4.7%

Loss and LAE ratio	38.0%	26.1%	29.7%	32.3%	38.2%	31.5%	37.6%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	44	39	46	31	32	148	158

Net written premiums	44	39	46	31	32	148	158
Change in unearned premiums	(4)	(2)	(6)	5	5	2	(23)

Net earned premiums	40	37	40	36	37	150	135

Loss and LAE	30	31	26	34	22	113	90
Underwriting expense	17	16	13	14	15	58	50

Underwriting profit (loss)	$(7)	$(10)	$1	$(12)	$—	$(21)	$(5)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	—	—	1	4

Total current accident year catastrophe losses	$—	$—	$1	$—	$—	$1	$4

Prior year loss reserve development (favorable) / adverse	$2	$4	$(1)	$4	$(1)	$6	$3

Combined ratio:
Loss and LAE ratio	73.9%	83.5%	64.0%	96.0%	59.7%	75.4%	66.4%
Underwriting expense ratio	43.8%	39.0%	34.5%	39.1%	39.2%	37.9%	37.3%

Combined ratio	117.7%	122.5%	98.5%	135.1%	98.9%	113.3%	103.7%

Combined ratio excl. catastrophe and prior year development	113.4%	113.4%	99.0%	123.4%	100.8%	108.9%	99.0%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Net investment income	$428	$435	$421	$420	$406	$1,682	$1,524
Investments marked to market through core operating earnings	(6)	23	27	31	29	110	114
Guaranteed withdrawal benefit fees	17	17	17	17	16	67	65
Policy charges and other miscellaneous income (a)	18	13	14	13	12	52	61

Total revenues	457	488	479	481	463	1,911	1,764

Annuity benefits (a)	287	285	280	275	267	1,107	982
Acquisition expenses	71	65	64	67	60	256	242
Other expenses	32	34	35	35	35	139	131

Total costs and expenses	390	384	379	377	362	1,502	1,355

Pretax Annuity core operating earnings	$67	$104	$100	$104	$101	$409	$409

Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	(11)	(11)	(48)

Pretax Annuity core operating earnings - as reported	$67	$104	$100	$104	$90	$398	$361

Components of Pretax Annuity Core Operating Earnings

Pretax annuity core operating earnings before items below	79	84	75	75	75	309	305
Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	(11)	(11)	(48)

Pretax annuity core operating earnings before mark to market investments	79	84	75	75	64	298	257
Mark to market investment income (loss), net of DAC	(12)	20	25	29	26	100	104

Pretax Annuity core operating earnings - as reported	$67	$104	$100	$104	$90	$398	$361

(a)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(b)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

American Financial Group, Inc. Annuity Earnings - Version 2 ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Net investment income (excluding investments marked to market)	$428	$435	$421	$420	$406	$1,682	$1,524
Guaranteed withdrawal benefit fees	17	17	17	17	16	67	65
Policy charges and other miscellaneous income (a)	18	13	14	13	12	52	61

Total revenues	463	465	452	450	434	1,801	1,650

Annuity benefits (a)	287	285	280	275	267	1,107	982
Acquisition expenses (excluding investments marked to market)	65	62	62	65	57	246	232
Other expenses	32	34	35	35	35	139	131

Total costs and expenses	384	381	377	375	359	1,492	1,345

Pretax Annuity core operating earnings (excluding investments marked to market)	79	84	75	75	75	309	305

Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	(11)	(11)	(48)

Pretax annuity core operating earnings before mark to market investments	79	84	75	75	64	298	257

Investments marked to market, net of DAC	(12)	20	25	29	26	100	104

Pretax Annuity core operating earnings - as reported	$67	$104	$100	$104	$90	$398	$361

(a)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(b)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12a

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Detail of annuity benefits expense:
Cost of funds:
Amortization of options	$150	$150	$149	$146	$141	$586	$506
Traditional fixed annuities	63	62	62	61	59	244	234
Fixed component of fixed-indexed annuities	25	25	24	23	22	94	78
Immediate annuities	6	6	6	6	6	24	24
Pension risk transfer (PRT)	4	3	2	1	1	7	1
Federal Home Loan Bank	5	6	7	7	7	27	20

Total cost of funds	253	252	250	244	236	982	863
Guaranteed withdrawal benefit reserve	25	24	21	20	19	84	74
Amortization of sales inducements	2	3	3	4	4	14	19
Change in expected death and annuitization reserve and other	7	6	6	7	8	27	26

Total other annuity benefits	34	33	30	31	31	125	119

Total annuity benefits expense	$287	$285	$280	$275	$267	$1,107	$982

American Financial Group, Inc. Core Net Spread on Fixed Annuities ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Average fixed annuity investments (at amortized cost) (a)	$40,073	$39,316	$38,650	$37,907	$36,991	$38,216	$34,471
Average annuity benefits accumulated	40,139	39,615	38,946	38,202	37,078	38,460	34,706

Annuity benefits accumulated in excess of investments (a)	$(66)	$(299)	$(296)	$(295)	$(87)	$(244)	$(235)

As % of average annuity benefits accumulated (except as noted)
Net investment income (excluding investments marked to market) (as % of investments)	4.25%	4.40%	4.34%	4.40%	4.37%	4.38%	4.40%
Cost of funds	(2.52%)	(2.54%)	(2.57%)	(2.55%)	(2.54%)	(2.55%)	(2.49%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.14%)	(0.15%)	(0.12%)	(0.13%)	(0.14%)	(0.14%)	(0.15%)

Core net interest spread on fixed annuities	1.59%	1.71%	1.65%	1.72%	1.69%	1.69%	1.76%
Policy charges and other miscellaneous income	0.15%	0.11%	0.12%	0.11%	0.09%	0.11%	0.15%
Acquisition expenses (excluding investments marked to market)	(0.61%)	(0.62%)	(0.63%)	(0.66%)	(0.62%)	(0.63%)	(0.64%)
Other expenses	(0.32%)	(0.33%)	(0.34%)	(0.37%)	(0.36%)	(0.35%)	(0.37%)

Core net spread earned on fixed annuities (excluding investments marked to market)	0.81%	0.87%	0.80%	0.80%	0.80%	0.82%	0.90%
Investments marked to market, net of DAC	(0.12%)	0.20%	0.26%	0.31%	0.28%	0.26%	0.30%

Core net spread earned on fixed annuities	0.69%	1.07%	1.06%	1.11%	1.08%	1.08%	1.20%
Net spread earned on items previously reported as core operating	n/a	n/a	n/a	n/a	(0.12%)	(0.03%)	(0.13%)

Core net spread earned on fixed annuities - as reported	0.69%	1.07%	1.06%	1.11%	0.96%	1.05%	1.07%

Average annuity benefits accumulated	$40,139	$39,615	$38,946	$38,202	$37,078	$38,460	$34,706
Net spread earned on fixed annuities (excluding investments marked to market) - core	0.81%	0.87%	0.80%	0.80%	0.80%	0.82%	0.90%

Earnings on fixed annuity benefits accumulated - core	$81	$85	$78	$77	$74	$314	$314
Annuity benefits accumulated in excess of investments	$(66)	$(299)	$(296)	$(295)	$(87)	$(244)	$(235)
Net investment income (excluding investments marked to market) (as % of investments)	4.25%	4.40%	4.34%	4.40%	4.37%	4.38%	4.40%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$(1)	$(3)	$(3)	$(3)	$(1)	$(10)	$(11)
Variable annuity earnings	(1)	2	—	1	2	5	2

Pretax Annuity core operating earnings (excluding investments marked to market)	79	84	75	75	75	309	305
Investments marked to market, net of DAC	(12)	20	25	29	26	100	104

Pretax Annuity core operating earnings	67	104	100	104	101	409	409
Other amounts previously reported as core operating, net	n/a	n/a	n/a	n/a	(11)	(11)	(48)

Pretax Annuity core operating earnings - as reported	$67	$104	$100	$104	$90	$398	$361

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Financial institutions single premium annuities - indexed	$424	$359	$325	$429	$424	$1,537	$1,776
Financial institutions single premium annuities - fixed	287	270	302	313	344	1,229	492
Retail single premium annuities - indexed	172	170	198	274	301	943	1,418
Retail single premium annuities - fixed	25	25	30	36	29	120	87
Broker dealer single premium annuities - indexed	138	107	134	189	227	657	1,271
Broker dealer single premium annuities - fixed	17	9	9	8	6	32	14
Pension risk transfer (PRT)	103	158	39	50	10	257	132
Education market - fixed and indexed annuities	39	36	35	44	49	164	192

Subtotal fixed annuity premiums	1,205	1,134	1,072	1,343	1,390	4,939	5,382

Variable annuities	5	5	5	6	5	21	25

Total annuity premiums	$1,210	$1,139	$1,077	$1,349	$1,395	$4,960	$5,407

Summary by Distribution Channel:
Financial institutions	$711	$629	$627	$742	$768	$2,766	$2,268
Retail	197	195	228	310	330	1,063	1,505
Broker dealer	155	116	143	197	233	689	1,285
Other	147	199	79	100	64	442	349

Total annuity premiums	$1,210	$1,139	$1,077	$1,349	$1,395	$4,960	$5,407

Summary by Product Type:
Total indexed	$753	$655	$675	$917	$980	$3,227	$4,580
Total fixed	452	479	397	426	410	1,712	802
Variable	5	5	5	6	5	21	25

Total annuity premiums	$1,210	$1,139	$1,077	$1,349	$1,395	$4,960	$5,407

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Beginning fixed annuity reserves	$40,018	$39,212	$38,680	$37,724	$36,431	$36,431	$33,005
Premiums	1,205	1,134	1,072	1,343	1,390	4,939	5,382
Federal Home Loan Bank (“FHLB”) advances (paydowns)	200	—	—	—	—	—	225
Surrenders, benefits and other withdrawals	(794)	(829)	(808)	(862)	(761)	(3,260)	(2,836)
Interest and other annuity benefit expenses:
Cost of funds	253	252	250	244	236	982	863
Embedded derivative marked to market	(647)	276	111	251	462	1,100	(248)
Unlockings	—	—	(75)	—	—	(75)	59
Other	25	(27)	(18)	(20)	(34)	(99)	(19)

Ending fixed annuity reserves	$40,260	$40,018	$39,212	$38,680	$37,724	$40,018	$36,431

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$40,260	$40,018	$39,212	$38,680	$37,724	$40,018	$36,431
Impact of unrealized investment gains on reserves	38	225	269	192	108	225	10
Fixed component of variable annuities	165	163	170	172	174	163	175

Annuity benefits accumulated per balance sheet	$40,463	$40,406	$39,651	$39,044	$38,006	$40,406	$36,616

Annualized surrenders and other withdrawals as a % of beginning reserves	7.9%	8.5%	8.4%	9.1%	8.4%	8.9%	8.6%

Rider reserves included in ending fixed annuity reserves above	$690	$625	$611	$491	$478	$625	$472

Embedded Derivative liability included in ending fixed annuity reserves above	$3,099	$3,730	$3,469	$3,541	$3,247	$3,730	$2,720

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR (a)	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
1 - 1.99%	83%	83%	82%	82%	81%	80%
2 - 2.99%	3%	3%	3%	3%	4%	4%
3 - 3.99%	7%	7%	7%	8%	8%	8%
4.00% and above	7%	7%	8%	7%	7%	8%

Annuity Benefits Accumulated	$40,463	$40,406	$39,651	$39,044	$38,006	$36,616

Traditional Fixed and FIA Surrender Value (b) (c)	$30,934	$30,921	$30,292	$29,891	$29,163	$27,842

Ability to Lower Average Crediting Rates by (b) (d)	1.18%	1.19%	1.20%	1.20%	1.20%	1.19%

Pretax earnings impact of crediting guaranteed minimums (b)	$365	$368	$363	$359	$350	$331
(assumes net DAC impact over time = $0)

(a)	Excludes FHLB advances, immediate reserves and certain other reserves.
(b)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(c)	FIA and VIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(d)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Annuity Non-Core Earnings (Losses) ($ in millions)

	Reported in				Reported in
	Non-Core Earnings				Core Earnings
	Three Months Ended				Three Months Ended	Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Annuity Non-Core Earnings (Losses):
Stock market impact on:
Liability for guaranteed benefits (a)	$(33)	$12	$2	$6	$14	$34	$(14)
DAC and sales inducements (b)	(10)	4	1	1	5	11	(4)
Fair Value (FV) accounting	(21)	8	1	—	14	23	(11)

Subtotal impact of changes in stock market	(64)	24	4	7	33	68	(29)
Impact of changes in interest rates on FV accounting	29	(4)	(30)	(38)	(45)	(117)	33
Other FIA items	(3)	4	—	(2)	1	3	(21)
Unlockings	—	—	(1)	—	—	(1)	(31)

Annuity Non-Core Earnings (Losses)	$(38)	$24	$(27)	$(33)	$(11)	$(47)	$(48)

						Q1 Core = ($11)
Reported as	Non-core	Non-core	Non-core	Non-core	Core	Q2/Q3/Q4 Non-core = ($36)	Core
Annuity Non-Core Earnings (Losses), net of taxes	$(30)	$19	$(21)	$(27)	$—	$(29)	$—

Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	(0.33%)	0.12%	0.02%	0.06%	0.15%	0.09%	(0.04%)
DAC and sales inducements (b)	(0.10%)	0.04%	0.01%	0.01%	0.06%	0.03%	(0.01%)
Fair Value (FV) accounting	(0.21%)	0.08%	0.01%	0.00%	0.15%	0.06%	(0.03%)

Subtotal impact of changes in stock market	(0.64%)	0.24%	0.04%	0.07%	0.36%	0.18%	(0.08%)
Impact of changes in interest rates on FV accounting	0.29%	(0.04%)	(0.31%)	(0.40%)	(0.49%)	(0.31%)	0.10%
Other FIA items	(0.03%)	0.04%	0.00%	(0.02%)	0.01%	0.01%	(0.06%)
Unlockings	0.00%	0.00%	(0.01%)	0.00%	0.00%	0.00%	(0.09%)

Non-core net spread earned on fixed annuities	(0.38%)	0.24%	(0.28%)	(0.35%)	(0.12%)	(0.12%)	(0.13%)

						Q1 Core = (.03%)
Reported as	Non-core	Non-core	Non-core	Non-core	Core	Q2/Q3/Q4 Non-core = (.09%)	Core

(a)   Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)   Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

S&P 500	2,585	3,231	2,977	2,942	2,834	3,231	2,507
Average 5 and 15 year Corp A2 rates	3.01%	2.74%	2.71%	2.97%	3.41%	2.74%	3.90%
Non-core earnings sensitivities:
Incremental +/- 1% change in S&P 500			~ +/-$1mm to $2mm
Incremental +/- 10bps change in interest rates			~ +/-$7mm to $8mm
(Assumes parallel shift in rates (primarily Corporate A2 rates))

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Annuity Earnings
Core annuity operating earnings - as reported (see page 12)	$67	$104	$100	$104	$90	$398	$361
Annuity non-core earnings (losses)	(38)	24	(27)	(33)	—	(36)	—

Earnings before income taxes - GAAP	$29	$128	$73	$71	$90	$362	$361

Policy Charges and Other Miscellaneous Income
Policy charges and other miscellaneous income (see page 12)	$18	$13	$14	$13	$12	$52	$61
Annuity non-core policy charges and other miscellaneous income	—	—	1	—	—	1	(1)

Policy Charges and Other Miscellaneous Income - GAAP	$18	$13	$15	$13	$12	$53	$60

Annuity Benefit Expense
Annuity benefits expense (see page 13)	$287	$285	$280	$275	$267	$1,107	$982
Annuity non-core annuity benefits	(3)	(30)	(26)	67	45	56	34

Annuity Benefit Expense - GAAP	$284	$255	$254	$342	$312	$1,163	$1,016

Acquisition Expenses
Acquisition expenses (see page 12)	$71	$65	$64	$67	$60	$256	$242
Annuity non-core acquisition expenses	41	6	54	(34)	(34)	(8)	13

Acquisition Expenses - GAAP	$112	$71	$118	$33	$26	$248	$255

Net Spread on Fixed Annuities
Core net spread earned on fixed annuities - as reported (see page 14)	0.69%	1.07%	1.06%	1.11%	0.96%	1.05%	1.07%
Non-core net spread earned on fixed annuities	(0.38%)	0.24%	(0.28%)	(0.35%)	0.00%	(0.09%)	0.00%

Net Spread on Fixed Annuities	0.31%	1.31%	0.78%	0.76%	0.96%	0.96%	1.07%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Assets:
Total cash and investments	$53,221	$55,252	$54,207	$52,907	$51,040	$48,498
Recoverables from reinsurers	3,387	3,415	3,261	3,150	3,258	3,349
Prepaid reinsurance premiums	708	678	781	651	636	610
Agents’ balances and premiums receivable	1,302	1,335	1,403	1,398	1,283	1,234
Deferred policy acquisition costs	1,573	1,037	964	1,203	1,447	1,682
Assets of managed investment entities	4,026	4,736	4,702	4,781	4,786	4,700
Other receivables	981	975	1,187	999	1,011	1,090
Variable annuity assets (separate accounts)	497	628	601	616	610	557
Other assets	1,741	1,867	1,754	1,785	1,854	1,529
Goodwill	207	207	207	207	207	207

Total assets	$67,643	$70,130	$69,067	$67,697	$66,132	$63,456

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,106	$10,232	$9,847	$9,577	$9,623	$9,741
Unearned premiums	2,808	2,830	2,986	2,683	2,605	2,595
Annuity benefits accumulated	40,463	40,406	39,651	39,044	38,006	36,616
Life, accident and health reserves	607	612	613	619	632	635
Payable to reinsurers	779	814	867	755	730	752
Liabilities of managed investment entities	3,865	4,571	4,523	4,590	4,593	4,512
Long-term debt	1,473	1,473	1,423	1,423	1,423	1,302
Variable annuity liabilities (separate accounts)	497	628	601	616	610	557
Other liabilities	1,998	2,295	2,235	2,300	2,245	1,774

Total liabilities	$62,596	$63,861	$62,746	$61,607	$60,467	$58,484

Shareholders’ equity:
Common stock	$90	$90	$90	$90	$90	$89
Capital surplus	1,309	1,307	1,292	1,277	1,256	1,245
Retained earnings	3,616	4,009	4,022	3,914	3,875	3,588
Unrealized gains - fixed maturities	16	862	920	812	464	83
Unrealized gains (losses) - fixed maturity-related cash flow hedges	44	17	25	18	—	(11)
Other comprehensive income, net of tax	(28)	(16)	(28)	(21)	(20)	(24)

Total shareholders’ equity	5,047	6,269	6,321	6,090	5,665	4,970

Noncontrolling interests	—	—	—	—	—	2

Total liabilities and equity	$67,643	$70,130	$69,067	$67,697	$66,132	$63,456

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Shareholders’ equity	$5,047	$6,269	$6,321	$6,090	$5,665	$4,970
Unrealized (gains) related to fixed maturities	(60)	(879)	(945)	(830)	(464)	(72)

Adjusted shareholders’ equity	4,987	5,390	5,376	5,260	5,201	4,898
Goodwill	(207)	(207)	(207)	(207)	(207)	(207)
Intangibles	(40)	(43)	(45)	(48)	(51)	(54)

Tangible adjusted shareholders’ equity	$4,740	$5,140	$5,124	$5,005	$4,943	$4,637

Common shares outstanding	89.827	90.304	90.127	89.918	89.638	89.292

Book value per share:
Book value per share	$56.18	$69.43	$70.14	$67.72	$63.20	$55.66
Adjusted (a)	55.52	59.70	59.65	58.49	58.02	54.86
Tangible, adjusted (b)	52.77	56.93	56.84	55.65	55.14	51.93

Market capitalization

AFG’s closing common share price	$70.08	$109.65	$107.85	$102.47	$96.21	$90.53

Market capitalization	$6,295	$9,902	$9,720	$9,214	$8,624	$8,084

Price / Adjusted book value ratio	1.26	1.84	1.81	1.75	1.66	1.65

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018

AFG subordinated debentures	475	475	425	425	425	300

Total principal amount of long-term debt	$1,493	$1,493	$1,443	$1,443	$1,443	$1,318

Shareholders’ equity	5,047	6,269	6,321	6,090	5,665	4,970
Noncontrolling interests (including redeemable NCI)	—	—	—	—	—	2
Less:
Unrealized (gains) related to fixed maturity investments	(60)	(879)	(945)	(830)	(464)	(72)

Total adjusted capital	$6,480	$6,883	$6,819	$6,703	$6,644	$6,218
Ratio of debt to total adjusted capital:
Including subordinated debt	23.0%	21.7%	21.2%	21.5%	21.7%	21.2%
Excluding subordinated debt	15.7%	14.8%	14.9%	15.2%	15.3%	16.4%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Property and Casualty Insurance
Paid Losses (GAAP)	$751	$727	$769	$666	$704	$2,866	$2,602

	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$3,800	$4,043	$4,094	$3,959	$3,868	$3,638
Annuity	2,512	2,715	2,613	2,612	2,553	2,443
Parent and other subsidiaries	(1,297)	(1,352)	(1,303)	(1,290)	(1,200)	(1,159)

AFG GAAP Equity (excluding AOCI)	$5,015	$5,406	$5,404	$5,281	$5,221	$4,922

Allowable dividends without regulatory approval
Property and Casualty Insurance	$565	$565	$529	$529	$529	$529
Annuity and Run-off	287	287	768	768	768	768

Total	$852	$852	$1,297	$1,297	$1,297	$1,297

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2020
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,089	$378	$206	$—	$1,673	3%
Fixed maturities - Available for sale	8,502	37,623	9	—	46,134	87%
Fixed maturities - Trading	50	46	—	—	96	0%
Equity securities - common stocks	449	417	53	—	919	2%
Equity securities - perpetual preferred	367	273	—	—	640	1%
Investments accounted for using the equity method	736	1,027	—	—	1,763	3%
Mortgage loans	268	1,078	—	—	1,346	3%
Policy loans	—	161	—	—	161	0%
Equity index call options	—	209	—	—	209	0%
Real estate and other investments	113	274	53	(160)	280	1%

Total cash and investments	$11,574	$41,486	$321	$(160)	$53,221	100%

	Carrying Value - December 31, 2019
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,387	$746	$181	$—	$2,314	4%
Fixed maturities - Available for sale	8,596	37,899	10	—	46,505	84%
Fixed maturities - Trading	59	54	—	—	113	0%
Equity securities - common stocks	664	553	66	—	1,283	3%
Equity securities - perpetual preferred	397	257	—	—	654	1%
Investments accounted for using the equity method	703	985	—	—	1,688	3%
Mortgage loans	262	1,067	—	—	1,329	2%
Policy loans	—	164	—	—	164	0%
Equity index call options	—	924	—	—	924	2%
Real estate and other investments	122	265	55	(164)	278	1%

Total cash and investments	$12,190	$42,914	$312	$(164)	$55,252	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$81	$79	$75	$79	$77	$310	$284
Fixed maturities - Trading	1	—	1	1	1	3	3
Equity securities - dividends	10	11	12	13	13	49	48
Equity securities - MTM	3	(1)	7	1	2	9	13
Equity in investees	11	21	20	20	3	64	65
AFG managed CLOs	(11)	(2)	(2)	2	3	1	2
Other investments (a)	6	13	12	10	7	42	32

Gross investment income	101	121	125	126	106	478	447
Investment expenses	(2)	(1)	(1)	(2)	(2)	(6)	(9)

Total net investment income	$99	$120	$124	$124	$104	$472	$438

Average cash and investments (b)	$11,457	$11,744	$11,387	$11,193	$10,997	$11,348	$10,497

Average yield (c)	3.46%	4.09%	4.36%	4.43%	3.78%	4.16%	4.17%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$403	$406	$393	$391	$384	$1,574	$1,425
Equity securities - dividends	7	8	9	8	9	34	30
Equity securities - MTM	5	4	7	3	3	17	13
Equity in investees	14	24	23	25	18	90	96
AFG managed CLOs	(25)	(5)	(3)	3	8	3	5
Other investments (a)	19	23	21	22	15	81	73

Gross investment income	423	460	450	452	437	1,799	1,642
Investment expenses	(3)	(4)	(4)	(4)	(4)	(16)	(13)

Total net investment income	$420	$456	$446	$448	$433	$1,783	$1,629

Average cash and investments (b)	$40,073	$39,316	$38,650	$37,907	$36,991	$38,216	$34,471

Average yield (c)	4.19%	4.63%	4.62%	4.73%	4.68%	4.67%	4.73%

AFG consolidated net investment income:
Property & Casualty core	$99	$120	$124	$124	$104	$472	$438
Neon exited lines non-core	(6)	—	—	—	—	—	—
Annuity:
Fixed Annuity	420	456	446	448	433	1,783	1,629
Variable Annuity	2	2	2	3	2	9	9
Parent & other	(7)	8	11	10	14	43	25
Consolidate CLOs	36	7	5	(5)	(11)	(4)	(7)

Total net investment income	$544	$593	$588	$580	$542	$2,303	$2,094

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Significant Investments Marked-to-Market Through Investment Income and Investments Accounted For Using the Equity Method ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$3	$(1)	$7	$1	$2	$9	$13
Investments accounted for using the equity method (b)	11	21	20	20	3	64	65
AFG managed CLOs (eliminated in consolidation)	(11)	(2)	(2)	2	3	1	2

Total Property & Casualty	$3	$18	$25	$23	$8	$74	$80

Investments
Equity securities MTM through investment income (a)	$93	$85	$77	$57	$52	$85	$50
Investments accounted for using the equity method (b)	736	703	625	614	578	703	557
AFG managed CLOs (eliminated in consolidation)	40	48	53	56	57	48	56

Total Property & Casualty	$869	$836	$755	$727	$687	$836	$663

Annualized Yield - Property & Casualty	1.4%	9.1%	13.5%	13.0%	4.7%	10.1%	13.9%

Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$5	$4	$7	$3	$3	$17	$13
Investments accounted for using the equity method (b)	14	24	23	25	18	90	96
AFG managed CLOs (eliminated in consolidation)	(25)	(5)	(3)	3	8	3	5

Total Fixed Annuity	$(6)	$23	$27	$31	$29	$110	$114

Investments
Equity securities MTM through investment income (a)	$160	$142	$120	$101	$88	$142	$84
Investments accounted for using the equity method (b)	1,027	985	910	892	862	985	817
AFG managed CLOs (eliminated in consolidation)	120	116	125	135	136	116	132

Total Fixed Annuity	$1,307	$1,243	$1,155	$1,128	$1,086	$1,243	$1,033

Annualized Yield - Fixed Annuity	(1.9%)	7.7%	9.5%	11.2%	10.9%	9.7%	12.4%

Combined (includes Parent amounts not shown above):
Net Investment Income
Equity securities MTM through investment income (a)	$(5)	$3	$17	$8	$11	$39	$22
Investments accounted for using the equity method (b)	25	45	43	45	21	154	161
AFG managed CLOs (eliminated in consolidation)	(36)	(7)	(5)	5	11	4	7

Total Combined (including Parent)	$(16)	$41	$55	$58	$43	$197	$190

Investments
Equity securities MTM through investment income (a)	$306	$294	$262	$220	$198	$294	$187
Investments accounted for using the equity method (b)	1,763	1,688	1,535	1,506	1,440	1,688	1,374
AFG managed CLOs (eliminated in consolidation)	160	164	178	191	193	164	188

Total Combined (including Parent)	$2,229	$2,146	$1,975	$1,917	$1,831	$2,146	$1,749

Annualized Yield - Combined	(2.9%)	8.0%	11.3%	12.4%	9.6%	10.2%	12.2%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
			Unrealized	% of	Investment
March 31, 2020	Book Value (b)	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$194	$209	$15	0%	0%
States, municipalities and political subdivisions	6,544	6,924	380	15%	13%
Foreign government	199	205	6	0%	0%
Residential mortgage-backed securities	3,073	3,132	59	7%	6%
Commercial mortgage-backed securities	892	907	15	2%	2%
Collateralized loan obligations	4,439	4,138	(301)	9%	8%
Other asset-backed securities	7,055	6,758	(297)	15%	13%
Corporate and other bonds	23,740	23,957	217	52%	45%

Total AFG consolidated	$46,136	$46,230	$94	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.33%
Net of investment expense (a)	4.29%

Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

					% of
			Unrealized	% of	Investment
December 31, 2019	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$203	$213	$10	1%	0%
States, municipalities and political subdivisions	6,628	6,987	359	15%	12%
Foreign government	209	211	2	0%	0%
Residential mortgage-backed securities	2,901	3,161	260	7%	6%
Commercial mortgage-backed securities	896	927	31	2%	2%
Collateralized loan obligations	4,307	4,280	(27)	9%	8%
Other asset-backed securities	6,992	7,128	136	15%	13%
Corporate and other bonds	22,501	23,711	1,210	51%	43%

Total AFG consolidated	$44,637	$46,618	$1,981	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.48%
Net of investment expense (a)	4.44%

Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Book Value is amortized cost, net of allowance for expected credit losses.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	March 31, 2020				December 31, 2019
			Unrealized	% of			Unrealized	% of
	Book Value	Fair Value	Gain (Loss)	Fair Value	Book Value	Fair Value	Gain (Loss)	Fair Value
Property and Casualty Insurance:
US Government and government agencies	$156	$163	$7	2%	$165	$167	$2	2%
States, municipalities and political subdivisions	2,487	2,586	99	30%	2,524	2,614	90	30%
Foreign government	168	170	2	2%	178	177	(1)	2%
Residential mortgage-backed securities	990	997	7	12%	990	1,051	61	12%
Commercial mortgage-backed securities	83	83	—	1%	89	92	3	1%
Collateralized loan obligations	936	873	(63)	10%	906	901	(5)	11%
Other asset-backed securities	1,770	1,680	(90)	20%	1,727	1,741	14	20%
Corporate and other bonds	2,024	2,000	(24)	23%	1,861	1,912	51	22%

Property and Casualty Insurance	$8,614	$8,552	$(62)	100%	$8,440	$8,655	$215	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.81%				3.94%
Net of investment expense (a)	3.75%				3.90%
Tax equivalent, net of investment expense (b)	3.89%				4.05%

Approximate average life and duration:
Approximate average life	4 years				4.5 years
Approximate duration	3 years				3 years

	March 31, 2020				December 31, 2019
			Unrealized	% of			Unrealized	% of
	Book Value	Fair Value	Gain (Loss)	Fair Value	Book Value	Fair Value	Gain (Loss)	Fair Value
Annuity and Run-off:
US Government and government agencies	$38	$46	$8	0%	$38	$46	$8	0%
States, municipalities and political subdivisions	4,057	4,338	281	12%	4,104	4,373	269	12%
Foreign government	31	35	4	0%	31	34	3	0%
Residential mortgage-backed securities	2,081	2,126	45	6%	1,909	2,100	191	6%
Commercial mortgage-backed securities	809	824	15	2%	807	835	28	2%
Collateralized loan obligations	3,503	3,265	(238)	9%	3,401	3,379	(22)	9%
Other asset-backed securities	5,285	5,078	(207)	13%	5,265	5,387	122	14%
Corporate and other bonds	21,716	21,957	241	58%	20,640	21,799	1,159	57%

Total Annuity and Run-off	$37,520	$37,669	$149	100%	$36,195	$37,953	$1,758	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.44%				4.59%
Net of investment expense (a)	4.41%				4.55%

Approximate average life and duration:
Approximate average life	6 years				6 years
Approximate duration	4 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	March 31, 2020
			Unrealized	% of
By Credit Rating (a)	Book Value	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$9,578	$9,466	$(112)	21%
AA	8,197	8,356	159	18%
A	10,460	10,607	147	23%
BBB	13,469	13,452	(17)	29%

Subtotal - Investment grade	41,704	41,881	177	91%
BB	1,171	1,027	(144)	2%
B	209	193	(16)	1%
Other (b)	3,052	3,129	77	6%

Subtotal - Non-Investment grade	4,432	4,349	(83)	9%

Total	$46,136	$46,230	$94	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2019
			Unrealized	% of
By Credit Rating (a)	Book Value	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$8,854	$9,010	$156	19%
AA	8,615	8,957	342	19%
A	10,456	10,983	527	24%
BBB	12,759	13,465	706	29%

Subtotal - Investment grade	40,684	42,415	1,731	91%
BB	714	724	10	2%
B	186	183	(3)	0%
Other (b)	3,053	3,296	243	7%

Subtotal - Non-Investment grade	3,953	4,203	250	9%

Total	$44,637	$46,618	$1,981	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See pages 34 and 35 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

					% of
			Unrealized	% of	Investment
March 31, 2020	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$494	$506	$12	13%	1%
Prime (Non-Agency)	1,359	1,383	24	34%	2%
Alt-A	904	918	14	23%	2%
Subprime	316	325	9	8%	1%
Commercial	892	907	15	22%	2%

Total AFG consolidated	$3,965	$4,039	$74	100%	8%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 88%; Alt-A 81%; Subprime 82%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 748; Alt-A 694; Subprime 630.

•	96% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 35%.

•	The approximate average life by collateral type is - Residential 4 years; Commercial 3 years.

					% of
			Unrealized	% of	Investment
December 31, 2019	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$549	$552	$3	13%	1%
Prime (Non-Agency)	1,157	1,264	107	31%	2%
Alt-A	897	1,015	118	25%	2%
Subprime	298	330	32	8%	1%
Commercial	896	927	31	23%	2%

Total AFG consolidated	$3,797	$4,088	$291	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	March 31, 2020
			Unrealized	% of	% of Inv
By Asset Type	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$269	$277	$8	26%	2%
Prime (Non-Agency)	332	328	(4)	30%	3%
Alt-A	257	258	1	24%	2%
Subprime	132	134	2	12%	1%
Commercial	83	83	—	8%	1%

Total	$1,073	$1,080	$7	100%	9%

	December 31, 2019
			Unrealized	% of	% of Inv
By Asset Type	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$315	$317	$2	28%	3%
Prime (Non-Agency)	279	292	13	26%	2%
Alt-A	265	299	34	26%	2%
Subprime	131	143	12	12%	1%
Commercial	89	92	3	8%	1%

Total	$1,079	$1,143	$64	100%	9%

Annuity and Run-off:	March 31, 2020
			Unrealized	% of	% of Inv
By Asset Type	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$225	$229	$4	8%	0%
Prime (Non-Agency)	1,025	1,046	21	35%	3%
Alt-A	647	660	13	23%	2%
Subprime	184	191	7	6%	0%
Commercial	809	824	15	28%	2%

Total	$2,890	$2,950	$60	100%	7%

	December 31, 2019
			Unrealized	% of	% of Inv
By Asset Type	Book Value	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$234	$235	$1	8%	1%
Prime (Non-Agency)	876	962	86	33%	2%
Alt-A	632	716	84	25%	2%
Subprime	167	187	20	6%	0%
Commercial	807	835	28	28%	2%

Total	$2,716	$2,935	$219	100%	7%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	March 31, 2020
			Unrealized	% of
By Credit Rating (a)	Book Value	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$2,051	$2,061	$10	51%
AA	175	175	—	4%
A	293	288	(5)	7%
BBB	157	161	4	4%

Subtotal - investment grade	2,676	2,685	9	66%
BB	96	91	(5)	2%
B	112	107	(5)	3%
Other (b)	1,081	1,156	75	29%

Total	$3,965	$4,039	$74	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2019
			Unrealized	% of
By Credit Rating (a)	Book Value	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,921	$1,957	$36	48%
AA	144	151	7	4%
A	248	266	18	6%
BBB	181	193	12	5%

Subtotal - investment grade	2,494	2,567	73	63%
BB	105	106	1	3%
B	102	102	—	2%
Other (b)	1,096	1,313	217	32%

Total	$3,797	$4,088	$291	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See pages 34 and 35 for more information.

Appendix A American Financial Group, Inc. Components of Core Operating Earnings As Reported ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	12/31/19	12/31/18
Core operating earnings before mark to market
Property and Casualty Insurance core operating earnings before mark to market	$178	$181	$169	$152	$177	$679	$660
Annuity Pretax core operating earnings before mark to market	79	84	75	75	64	298	257
Interest expense of parent holding companies	(17)	(18)	(17)	(17)	(16)	(68)	(62)
Other expense	(20)	(32)	(22)	(25)	(27)	(106)	(94)

Pre-tax core operating earnings before mark to market	220	215	205	185	198	803	761
Income tax expense	42	42	39	34	41	156	145

Core net operating earnings before mark to market	$178	$173	$166	$151	$157	$647	$616

Core mark to market investments, net of DAC
Property and Casualty Insurance mark to market investments	$3	$18	$25	$23	$8	$74	$80
Annuity mark to market investments, Net of DAC	(12)	20	25	29	26	100	104

Core pre-tax mark to market investments, net of DAC	(9)	38	50	52	34	174	184
Income tax expense	(2)	8	11	11	7	37	39

Core mark to market investments, net of DAC	$(7)	$30	$39	$41	$27	$137	$145

Core operating earnings as reported
Property and Casualty Insurance operating earnings	$181	$199	$194	$175	$185	$753	$740
Annuity operating earnings	67	104	100	104	90	398	361
Interest expense of parent holding companies	(17)	(18)	(17)	(17)	(16)	(68)	(62)
Other expense	(20)	(32)	(22)	(25)	(27)	(106)	(94)

Pre-tax core operating earnings as reported	211	253	255	237	232	977	945
Income tax expense	40	50	50	45	48	193	184

Core net operating earnings as reported	$171	$203	$205	$192	$184	$784	$761

Average number of diluted shares	91.138	91.274	91.137	90.981	90.695	91.024	90.626

Diluted core net operating earnings per share:
Core net operating earnings before mark to market per share	$1.96	$1.90	$1.82	$1.66	$1.73	$7.11	$6.80
Core mark to market investments, net of DAC per share	(0.08)	0.32	0.43	0.46	0.29	1.51	1.60

Core net operating earnings as reported per share	$1.88	$2.22	$2.25	$2.12	$2.02	$8.62	$8.40

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2020 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$199	$2,077	$137	$1,316	$745	$2,981	$1,855	$156	$9,466	21%
AA	10	4,297	51	156	19	912	1,708	1,203	8,356	18%
A	—	396	2	275	13	212	1,762	7,947	10,607	23%
BBB	—	92	3	66	95	22	702	12,472	13,452	29%

Subtotal - Investment grade	209	6,862	193	1,813	872	4,127	6,027	21,778	41,881	91%
BB	—	9	—	61	30	—	6	921	1,027	2%
B	—	—	—	107	—	—	4	82	193	1%
CCC, CC, C	—	—	—	459	5	—	8	34	506	1%
D	—	—	—	159	—	—	—	1	160	0%

Subtotal - Non-Investment grade	—	9	—	786	35	—	18	1,038	1,886	4%
Not Rated (b)	—	53	12	533	—	11	713	1,141	2,463	5%

Total	$209	$6,924	$205	$3,132	$907	$4,138	$6,758	$23,957	$46,230	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
1	$207	$6,821	$170	$3,004	$861	$4,104	$6,022	$10,249	$31,438	68%
2	—	93	—	39	13	22	711	12,530	13,408	29%

Subtotal	207	6,914	170	3,043	874	4,126	6,733	22,779	44,846	97%
3	—	9	—	21	30	—	6	943	1,009	2%
4	—	—	—	32	—	—	3	148	183	1%
5	—	—	—	21	3	11	4	69	108	0%
6	—	—	—	5	—	—	5	4	14	0%

Subtotal	—	9	—	79	33	11	18	1,164	1,314	3%
No designation (c)	2	1	35	10	—	1	7	14	70	0%

Total	$209	$6,924	$205	$3,132	$907	$4,138	$6,758	$23,957	$46,230	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	89% are NAIC 1, 3% NAIC 2, 2% NAIC 3, 3% NAIC 4, 2% NAIC 5 and 1% NAIC 6.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix C American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2019 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$204	$2,086	$134	$1,184	$773	$2,921	$1,529	$179	$9,010	19%
AA	9	4,325	52	131	20	1,074	1,779	1,567	8,957	19%
A	—	418	8	250	16	241	1,983	8,067	10,983	24%
BBB	—	95	3	115	78	27	742	12,405	13,465	29%

Subtotal - Investment grade	213	6,924	197	1,680	887	4,263	6,033	22,218	42,415	91%
BB	—	9	—	74	32	—	13	596	724	2%
B	—	—	1	97	5	—	4	76	183	0%
CCC, CC, C	—	—	—	544	3	—	4	42	593	1%
D	—	—	—	185	—	—	—	1	186	0%

Subtotal - Non-Investment grade	—	9	1	900	40	—	21	715	1,686	3%
Not Rated (b)	—	54	13	581	—	17	1,074	778	2,517	6%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
1	$191	$6,875	$172	$3,030	$883	$4,232	$6,308	$10,310	$32,001	69%
2	—	95	—	29	9	26	770	12,518	13,447	29%

Subtotal	191	6,970	172	3,059	892	4,258	7,078	22,828	45,448	98%
3	—	9	—	29	32	—	13	601	684	2%
4	—	—	—	16	—	—	4	146	166	0%
5	—	—	—	21	3	18	4	92	138	0%
6	15	—	—	5	—	—	15	5	40	0%

Subtotal	15	9	—	71	35	18	36	844	1,028	2%
No designation (c)	7	8	39	31	—	4	14	39	142	0%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 3% NAIC 4, 3% NAIC 5 and 1% NAIC 6.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2020 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communi- cations	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$25	$—	$—	$20	$29	$—	$—	$—	$—	$—	$—	$81	$—	$—	$—	$1	$156	1%
AA	148	128	99	108	197	176	90	111	—	—	—	—	—	—	—	22	19	30	75	1,203	5%
A	2,066	1,068	345	520	729	217	364	270	329	541	357	69	218	311	165	82	18	110	168	7,947	33%
BBB	2,969	1,033	691	877	598	929	891	564	672	343	435	577	423	265	284	276	247	139	259	12,472	52%

Subtotal	5,183	2,229	1,135	1,530	1,524	1,322	1,365	974	1,001	884	792	646	641	576	530	380	284	279	503	21,778	91%
BB	49	18	29	72	10	152	60	160	154	14	17	49	8	61	3	11	32	19	3	921	4%
B	—	1	—	4	—	10	22	28	—	—	—	10	4	—	—	—	3	—	—	82	0%
CCC, CC, C	—	—	1	8	—	1	2	5	—	—	—	2	—	—	—	8	7	—	—	34	0%
D	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	49	19	30	84	10	164	84	193	154	14	17	61	12	61	3	19	42	19	3	1,038	4%
Not Rated (b)	25	13	849	16	4	2	34	93	16	—	5	10	50	—	2	13	8	—	1	1,141	5%

Total	$5,257	$2,261	$2,014	$1,630	$1,538	$1,488	$1,483	$1,260	$1,171	$898	$814	$717	$703	$637	$535	$412	$334	$298	$507	$23,957	100%

	Fair Value By Industry
NAIC designation	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communi- cations	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
1	$2,223	$1,200	$1,258	$668	$931	$395	$495	$474	$337	$541	$357	$69	$218	$310	$246	$117	$37	$140	$233	$10,249	43%
2	2,985	1,033	703	877	597	928	904	569	672	343	439	586	423	265	284	276	249	139	258	12,530	52%

Subtotal	5,208	2,233	1,961	1,545	1,528	1,323	1,399	1,043	1,009	884	796	655	641	575	530	393	286	279	491	22,779	95%
3	49	18	29	71	10	152	60	169	162	14	18	49	7	61	3	11	38	19	3	943	4%
4	—	10	13	4	—	11	22	28	—	—	—	10	47	—	—	—	3	—	—	148	1%
5	—	—	11	8	—	—	2	20	—	—	—	3	8	—	2	8	7	—	—	69	0%
6	—	—	—	2	—	2	—	—	—	—	—	—	—	—	—	—	—	—	—	4	0%

Subtotal	49	28	53	85	10	165	84	217	162	14	18	62	62	61	5	19	48	19	3	1,164	5%
No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	—	1	—	—	—	—	13	14	0%

Total	$5,257	$2,261	$2,014	$1,630	$1,538	$1,488	$1,483	$1,260	$1,171	$898	$814	$717	$703	$637	$535	$412	$334	$298	$507	$23,957	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	84% are NAIC 1, 5% NAIC 2, 2% NAIC 3, 6% NAIC 4, 3% NAIC 5.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix E American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2019 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communi- cations	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$48	$—	$—	$20	$29	$—	$—	$—	$—	$—	$—	$78	$—	$—	$—	$4	$179	1%
AA	219	308	72	146	205	204	98	114	—	—	1	—	—	35	—	22	20	46	77	1,567	7%
A	2,482	921	326	471	775	260	425	258	352	450	333	44	112	278	176	89	18	166	131	8,067	34%
BBB	2,691	1,034	656	862	576	1,199	753	673	845	291	424	556	454	334	264	209	206	133	245	12,405	52%

Subtotal	5,392	2,263	1,054	1,527	1,556	1,663	1,296	1,074	1,197	741	758	600	566	647	518	320	244	345	457	22,218	94%
BB	3	15	29	75	17	102	50	89	75	19	11	46	3	4	4	—	44	10	—	596	3%
B	—	1	—	4	—	—	18	22	—	—	—	16	5	—	—	—	10	—	—	76	0%
CCC, CC, C	—	—	1	9	—	1	—	2	—	—	—	—	—	—	—	12	17	—	—	42	0%
D	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	3	16	30	88	17	104	68	113	75	19	11	62	8	4	4	12	71	10	—	715	3%
Not Rated (b)	33	14	486	1	7	2	34	97	20	—	5	8	50	—	2	13	4	—	2	778	3%

Total	$5,428	$2,293	$1,570	$1,616	$1,580	$1,769	$1,398	$1,284	$1,292	$760	$774	$670	$624	$651	$524	$345	$319	$355	$459	$23,711	100%

	Fair Value By Industry
NAIC designation	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communi- cations	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
1	$2,712	$1,235	$842	$663	$950	$440	$562	$448	$349	$449	$330	$64	$112	$348	$253	$124	$22	$213	$194	$10,310	43%
2	2,712	1,031	675	862	606	1,222	767	688	859	291	428	552	454	298	263	209	224	129	248	12,518	53%

Subtotal	5,424	2,266	1,517	1,525	1,556	1,662	1,329	1,136	1,208	740	758	616	566	646	516	333	246	342	442	22,828	96%
3	3	15	28	66	17	103	50	98	84	19	10	38	3	4	4	—	46	13	—	601	3%
4	—	11	13	6	—	—	16	27	—	—	—	16	47	—	—	—	10	—	—	146	1%
5	—	—	11	16	7	1	2	17	—	—	1	—	7	—	2	11	17	—	—	92	0%
6	—	—	—	1	—	3	—	—	—	—	—	—	—	—	—	1	—	—	—	5	0%

Subtotal	3	26	52	89	24	107	68	142	84	19	11	54	57	4	6	12	73	13	—	844	4%
No designation (c)	1	1	1	2	—	—	1	6	—	1	5	—	1	1	2	—	—	—	17	39	0%

Total	$5,428	$2,293	$1,570	$1,616	$1,580	$1,769	$1,398	$1,284	$1,292	$760	$774	$670	$624	$651	$524	$345	$319	$355	$459	$23,711	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	74% are NAIC 1, 9% NAIC 2, 3% NAIC 3, 8% NAIC 4, 6% NAIC 5.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2020 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	CLOs	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$2,981	$—	$—	$—	$—	$717	$456	$—	$152	$50	$146	$334	$4,836	44%
AA	912	318	929	97	—	48	120	—	29	101	—	66	2,620	24%
A	212	78	294	22	591	—	10	306	—	14	3	444	1,974	18%
BBB	22	10	47	580	12	—	—	—	29	—	1	23	724	7%

Subtotal	4,127	406	1,270	699	603	765	586	306	210	165	150	867	10,154	93%
BB	—	—	1	—	—	—	—	—	—	—	5	—	6	0%
B	—	—	—	—	—	—	—	—	—	—	—	4	4	0%
CCC, CC, C	—	—	—	—	—	—	—	5	—	—	3	—	8	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	1	—	—	—	—	5	—	—	8	4	18	0%
Not Rated (b)	11	706	—	—	—	—	—	6	—	—	—	1	724	7%

Total	$4,138	$1,112	$1,271	$699	$603	$765	$586	$317	$210	$165	$158	$872	$10,896	100%

	Fair Value By Collateral Type
NAIC designation	CLOs	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$4,104	$1,102	$1,223	$119	$591	$765	$585	$306	$181	$165	$149	$836	$10,126	93%
2	22	10	47	580	12	—	—	—	29	—	1	32	733	7%

Subtotal	4,126	1,112	1,270	699	603	765	585	306	210	165	150	868	10,859	100%
3	—	—	1	—	—	—	—	—	—	—	5	—	6	0%
4	—	—	—	—	—	—	—	—	—	—	—	3	3	0%
5	11	—	—	—	—	—	—	—	—	—	3	1	15	0%
6	—	—	—	—	—	—	—	5	—	—	—	—	5	0%

Subtotal	11	—	1	—	—	—	—	5	—	—	8	4	29	0%
No designation (d)	1	—	—	—	—	—	1	6	—	—	—	—	8	0%

Total	$4,138	$1,112	$1,271	$699	$603	$765	$586	$317	$210	$165	$158	$872	$10,896	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	98% of not rated securities are NAIC 1 or 2.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix G American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2019 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	CLOs	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$2,921	$—	$—	$—	$—	$460	$367	$—	$167	$64	$157	$314	$4,450	39%
AA	1,074	311	990	92	—	52	106	—	34	110	—	84	2,853	25%
A	241	78	326	22	602	—	11	442	—	17	3	482	2,224	19%
BBB	27	10	53	599	—	—	—	—	38	—	1	41	769	7%

Subtotal	4,263	399	1,369	713	602	512	484	442	239	191	161	921	10,296	90%
BB	—	—	1	—	—	—	—	7	—	—	5	—	13	0%
B	—	—	—	—	—	—	—	—	—	—	—	4	4	0%
CCC, CC, C	—	—	—	—	—	—	—	—	—	—	3	1	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	1	—	—	—	—	7	—	—	8	5	21	0%
Not Rated (b)	17	1,060	—	—	—	—	—	14	—	—	—	—	1,091	10%

Total	$4,280	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$11,408	100%

	Fair Value By Collateral Type
NAIC designation	CLOs	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$4,232	$1,421	$1,314	$114	$601	$511	$482	$442	$201	$189	$159	$874	$10,540	93%
2	26	38	53	599	—	—	—	—	38	—	2	40	796	7%

Subtotal	4,258	1,459	1,367	713	601	511	482	442	239	189	161	914	11,336	100%
3	—	—	1	—	—	—	—	7	—	—	5	—	13	0%
4	—	—	—	—	—	—	—	—	—	—	—	4	4	0%
5	18	—	—	—	—	—	—	—	—	—	3	1	22	0%
6	—	—	—	—	—	—	—	14	—	—	—	1	15	0%

Subtotal	18	—	1	—	—	—	—	21	—	—	8	6	54	0%
No designation (d)	4	—	2	—	1	1	2	—	—	2	—	6	18	0%

Total	$4,280	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$11,408	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	97% of not rated securities are NAIC 1 or 2.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.